UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 29, 2004

AFC Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-32369	58-2016606

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Six Concourse Parkway, Suite 1700, Atlanta, Georgia		30328-5352

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 391-9500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Signatures
EXHIBIT INDEX
EX-99.1 10-K ANNOUNCEMENT RELEASE DATED 3/29/2004
EX-99.2 FINANCIAL RESULTS RELEASE DATED 3/29/2004

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.
	99.1	Press Release dated March 29, 2004 (the “10-K Announcement Release”).
	99.2	Press Release dated March 29, 2004 (the “Financial Results Release”).

Item 12. Results of Operations and Financial Condition.

     On March 29, 2004, AFC Enterprises, Inc. (the “Company”) issued a press release announcing that it would file its Annual Report on Form 10-K for 2003 after the market close on March 29, 2004 and that it will host a conference call on Tuesday, March 30, 2004 at 8:00 A.M. ET to review these results and provide an update on the overall business (the “10-K Announcement Release”).

     Also on March 29, 2004, the Company issued a press release announcing that it filed its Annual Report on Form 10-K for 2003, announcing its financial results for the fiscal year 2003 and giving instructions for accessing the conference call, Internet webcast and supplemental charts that will be discussed (the “Financial Results Release”).

     Copies of the 10-K Announcement Release and the Financial Results Release are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

     Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC ENTERPRISES, INC.

Date: March 29, 2004	By:	/s/ Frank J. Belatti Frank J. Belatti Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release dated March 29, 2004 (the “10-K Announcement Release”).
99.2	Press Release dated March 29, 2004 (the “Financial Results Release”).